UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

          New York                       1-9493                  13-5670050
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

         105 Corporate Park Drive
          White Plains, New York                                   10604
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 14, 2006, the Board of Directors of Paxar Corporation elected Robert van der Merwe to serve as Chairman of the Board, effective January 1, 2007. Mr. van der Merwe has served as our President and Chief Executive Officer since April 2005. Arthur Hershaft, our current Chairman, will be retiring from that position on December 31, 2006. Mr. Hershaft was elected to the honorary position of Chairman Emeritus, effective January 1, 2007.

     Our press release in connection with the appointment of Mr. van der Merwe as described above is attached hereto as Exhibit 99.1.


Item 9.01       Financial Statements and Exhibits.

     Exhibit 99.1      Press Release issued by Paxar Corporation on November 14,
                       2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAXAR CORPORATION
                                             (Registrant)


Date: November 15, 2006                      By: /s/ Robert S. Stone
                                                 -------------------------------
                                                 Robert S. Stone
                                                 Vice President, General Counsel
                                                 and Secretary